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                                                                      EXHIBIT 10



INDEPENDENT AUDITORS' CONSENT



Merrill Lynch Dragon Fund, Inc.:



We consent to the incorporation by reference in this Post-Effective Amendment No. 9 to Registration Statement No. 33-46216 of our report dated February 12, 1999 appearing in the annual report to shareholders of Merrill Lynch Dragon Fund, Inc. for the year ended December 31, 1998, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.



Deloitte & Touche LLP
Princeton, New Jersey
February 25, 1999